U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2006

LEXINGTON RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA
(State or other Jurisdiction as Specified in Charter)

00-25455	88-0365453
(Commission file number)	(I.R.S. Employer Identification No.)

7473 West Lake Mead Road
Las Vegas, Nevada 89128
(Address of Principal Executive Offices)

(702) 382-5139
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 13, 2006, the Board of Directors of Lexington Resources, Inc., a Nevada corporation (the “Company”), approved and authorized the termination of the services of Dale Matheson Carr-Hilton LaBonte Chartered Accountants (“DMCL”) as independent registered public accounting firm for the Company. The termination of the services of DMCL was a result of communication between the Company and DMCL and the subsequent decision by the Board of Directors of the Company that it would be in the best interests of the Company to effect a change in auditors in order to address the needs of a small business development company with growing operations located in Oklahoma and Texas. During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of DMCL, there were no disagreements with DMCL which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference to the subject matter of the disagreements in connection with its reports. The report of DMCL for fiscal years ended December 31, 2005 and 2004 indicated the following:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, to date the Company has reported significant losses since inception from operations and requires additional funds to meet its obligations and fund the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

  Except as described in the immediately preceding paragraph, the report of DMCL did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

On April 13, 2006, the Board of Directors of the Company approved and authorized the engagement of the services of Whitley Penn LLP (“WP”), as independent registered public accounting firm for the Company. The address and telephone/facsimile numbers for WP are as follows: 5420 LBJ Freeway, Suite 1440, Dallas, Texas 75240, telephone no. 972-392-6600 and facsimile no. 972-392-6601.

The Company did not previously contact WP prior to its engagement regarding application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was sought by the Company from WP prior to its engagement regarding an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements
    None

(b) Exhibits.
16.1	Letter on Change in Certifying Accountant from Dale Matheson Carr-Hilton LaBonte Chartered Accountants dated April 20, 2006.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEXINGTON RESOURCES, INC.

Date: April 21, 2006
By: /s/ Grant Atkins
Grant Atkins, President andChief Executive Officer